                                                                    EXHIBIT 99.2

                   SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

In re: Lason Systems, Inc.                            Case No.: 01-11491

                                                 Reporting Period: February 2002

                                                                        CURRENT                     CUMULATIVE
                                                                        -------                     ----------
Cash - Beginning of the Month                                         $21,545,759.66               13,293,608.30
                                                                      ==============              ==============


Receipts                                             Operating
Accounts Receivable                                                   $24,039,157.07              $80,973,188.26
Postage                                                               $ 4,436,578.43              $10,166,818.13
Sale of Assets (Sale 11/30)                                                                          $440,114.71


Total Receipts                                                        $28,475,735.50              $91,580,121.10
                                                                      ==============              ==============
Disbursements
Net Payroll                                                           $10,662,241.89              $36,003,907.99
Building Rent                                                         $   912,579.45              $ 2,458,985.71
Trade Payables                                                        $11,040,739.19              $29,500,180.60
Postage                                                               $ 4,367,996.59              $13,872,717.11
Total Disbursements                                                   $26,983,557.12              $81,835,791.41
                                                                      ==============              ==============
Net Cash Flow                                                         $ 1,492,178.38              $ 9,744,329.69
                                                                      ==============              ==============
Corporate Cash accounts                                               $23,037,938.04              $23,037,938.04
Other Cash Accounts
Other local cash accounts                                             $   692,959.19              $   692,959.19
Petty cash accounts                                                   $    34,240.67              $    34,240.67
Total Other Accounts                                                  $   727,199.86              $   727,199.86
                                                                      ==============              ==============
GRAND TOTAL CASH ACCOUNTS                                             $23,765,137.90              $23,765,137.90

* Above information includes receipts and disbursements for MR Technologies, Inc.
     Disbursements related to MR Technologies, Inc. for the month and cumulative are $152,834.56 and $460,085.76 respectively.

Debtor:  Lason Systems, Inc.                  Case #: 01-11491
                                              Reporting Period:    February 2002

                             STATEMENT OF OPERATIONS
                               (Income Statement)

     The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.











                                                                                                               CUMULATIVE FILING TO
REVENUES                                                                                      MONTH                    DATE
Gross Revenues                                                                              23,216,219              73,043,448
Non-Debtor Net Intercompany                                                                   -159,016                 585,343
Less:  Returns and Allowances                                                                 -854,757              -2,520,518
Net Revenue                                                                                 22,202,446              71,108,273
COST OF GOODS SOLD
Beginning Inventory                                                                          6,888,119               6,709,434
Add:  Purchases                                                                              2,867,351              11,521,208
Add:  Cost of Labor                                                                          7,679,620              25,229,284
Add:  Other Direct Costs (attach schedule)                                                   6,590,069              19,518,610
Less:  Ending Inventory                                                                     -7,160,092               6,888,119
Cost of Goods Sold                                                                          16,865,067              55,818,444
Gross Profits                                                                                5,337,379              15,289,829
OPERATING EXPENSES
Advertising                                                                                     17,895                  78,846
Auto and Truck Expense                                                                           6,764                  39,085
Bad Debts                                                                                            0                 -72,000
Contributions                                                                                        0                       0
Employee Benefits Programs                                                                     127,385                 404,758
Insider Compensation*                                                                                0                       0
Insurance                                                                                      126,846                 333,657
Management Fees/Bonuses                                                                         98,767                 171,933
Office Expense                                                                                 127,598                 354,098
Pension & Profit Sharing Plans                                                                  31,139                 -27,029
Repairs and Maintenance                                                                        156,784                 410,955
Rent and Lease Expense                                                                         192,231                 641,034
Salaries/Commissions/Fees                                                                    3,554,736              10,747,747
Supplies                                                                                         5,573                   8,443
Taxes - Payroll                                                                                265,981                 866,315
Taxes - Real Estate                                                                             76,787                 142,905
Taxes - Other                                                                                   80,873                 127,229
Travel and Entertainment                                                                       197,537                 649,483
Utilities                                                                                      250,087                 898,908
Other (attach schedule)                                                                          5,979              20,775,178
Total Operating Expenses Before Depreciation                                                 5,322,962              36,551,544
Depreciation/Depletion/Amortization                                                            203,225               1,311,946
NET PROFIT (LOSS) BEFORE OTHER INCOME & EXPENSES                                              -188,808             -22,573,661
OTHER INCOME AND EXPENSES
Other income (attach schedule)                                                                  31,794                  96,792
Interest Expense                                                                                27,921                 173,346
Other Expense (attach schedule)                                                                 19,409                -145,630
NET PROFIT (LOSS) BEFORE REORGANIZATION ITEMS                                                 -267,933             -22,698,169
REORGANIZATION ITEMS
Professional Fees                                                                              910,583               2,041,635
U.S. Trustee Quarterly Fees                                                                          0                       0
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)                         0                       0
Gain (Loss) from Sale of Equipment/Unit                                                         48,982                 503,302
Other Reorganization Expenses (attach schedule)                                                      0                       0
Total Reorganization Expenses                                                                  959,565               2,544,937
Income Taxes                                                                                    20,000                 127,100
NET PROFIT (LOSS)                                                                           -1,247,498             -25,370,207

Debtor:  Lason Systems, Inc.                   Case #:   01-11491
                                               Reporting Period:   February 2002

                  STATEMENT OF OPERATIONS - CONTINUATION SHEET

                                                                                                        CUMULATIVE FILING
BREAKDOWN OF "OTHER" CATEGORY                                                           MONTH                TO DATE
OTHER DIRECT COSTS
Purchased Services                                                                   1,801,689.33          3,067,199.85
Postage, Delivery, & Pass through Accounts                                             145,089.32            308,532.67
Leasing and Maintenance Expenses                                                     1,664,755.25          3,155,554.45
Building Expenses                                                                    1,003,799.26          2,185,114.23
Telecommunications Expense                                                             267,880.77            515,232.35
Other Expenses                                                                         571,827.16          1,163,815.70
Depreciation                                                                         1,135,027.97          2,378,480.60
  TOTAL OTHER DIRECT COSTS                                                           6,590,069.06         12,773,929.85
OTHER OPERATIONAL EXPENSES
Other Expenses Net                                                                       5,979.14         17,990,875.60







  TOTAL OTHER OPERATIONAL EXPENSES                                                       5,979.14         17,990,875.60
OTHER INCOME
9100 Interest Income                                                                    31,794.34             11,238.37

OTHER EXPENSES
9300 Bank Charges                                                                       19,409.48             95,889.74
9450 Compensatory Option Expense                                                             0.00           (241,519.32)
  TOTAL OTHER EXPENSES                                                                  19,409.48           (145,629.58)
OTHER REORGANIZATION EXPENSES


REORGANIZATION ITEMS - INTEREST EARNED ON ACCUMULATED CASH FROM CHAPTER 11:
Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

In re: Lason systems, Inc.                                     Case No. 01-11491
                                                 Reporting Period: February 2002

                                 BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligation.

                                                                              BOOK VALUE AT END OF        BOOK VALUE ON PETITION
                                    ASSETS                                  CURRENT REPORTING MONTH                 DATE
CURRENT ASSETS
Unrestricted Cash and Equivalents                                                     23,765,138                     3,495,524
Restricted Cash and Cash Equivalents (see continuation sheet)                                                                -
Accounts Receivable (Net)                                                             49,057,821                    54,708,454
Notes Receivable
Inventories                                                                            7,160,092                     6,709,432
Prepaid Expenses                                                                       7,929,955                     8,993,104
Professional Retainers                                                                   309,651                       365,402
Other Current Assets (attach schedule)
TOTAL CURRENT ASSETS                                                                  88,222,657                    74,271,916
PROPERTY AND EQUIPMENT
Real Property and Improvements                                                           558,375                       562,375
Machinery and Equipment                                                               69,265,536                    74,876,826
Furniture, Fixtures and Office Equipment                                               4,628,515                     4,152,557
Leasehold Improvements                                                                12,496,556                    13,028,797
Vehicles                                                                               1,006,532                     1,064,959
Less Accumulated Depreciation                                                         55,755,504                    55,563,994
TOTAL PROPERTY & EQUIPMENT                                                            32,200,010                    38,121,520
OTHER ASSETS
Loans to Insiders*
Other Assets (attach schedule)                                                        53,178,519)                  (38,468,283)
TOTAL OTHER ASSETS                                                                    53,178,519)                  (38,468,283)

TOTAL ASSETS                                                                          67,244,148                    73,925,153

                                                                              BOOK VALUE AT END OF        BOOK VALUE ON PETITION
                          LIABILITIES AND OWNER EQUITY                      CURRENT REPORTING MONTH                 DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable                                                                       3,141,277
Taxes Payable (refer to FORM MOR-4)                                                       81,211                             -
Wages Payable                                                                          3,099,056                     1,292,793
Notes Payable                                                                            231,662                       250,685
Rent / Leases - Building/Equipment                                                     2,260,507
Secured Debt / Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*
Other Postpetition Liabilities (attach schedule)                                      23,734,398                    24,909,048
TOTAL POSTPETITION LIABILITIES                                                        32,548,111                    26,452,526
LIABILITIES SUBJECT TO COMPROMISE (PRE-PETITION)
Secured Debt                                                                         253,581,130                   255,004,233
Priority Debt
Unsecured Debt                                                                        71,600,899                    57,574,975
TOTAL PRE-PETITION LIABILITIES                                                       329,516,213                   316,913,389

TOTAL LIABILITIES                                                                    362,064,324                   343,365,915
OWNER EQUITY
Capital Stock                                                                            130,100                       130,100
Additional Paid-In Capital                                                           203,669,686                   203,678,894
Partners' Capital Account
Owner's Equity Account
Retained Earnings - Pre-Petition                                                    (473,249,756)                 (473,249,756)
Retained Earnings - Postpetition                                                     (25,370,206)
Adjustments to Owner Equity (attach schedule)
Postpetition Contributions (Distributions) (Draws) (attach schedule)
NET OWNER EQUITY                                                                    (294,820,176)                 (269,440,762)
TOTAL LIABILITIES AND OWNERS' EQUITY                                                  67,244,148                    73,925,153
                                                                                              (0)                            0

In re: Lason systems, Inc.                                     Case No. 01-11491
                                                 Reporting Period: February 2002

                       BALANCE SHEET - CONTINUATION SHEET

                                                                              BOOK VALUE AT END OF        BOOK VALUE ON PETITION
                                    ASSETS                                  CURRENT REPORTING MONTH                 DATE
Other Current Assets




Other Assets
AR Postage                                                                                     -                        43,446
Value Added Receivable                                                                   108,648                       158,123
AR Miscellaneous                                                                          (2,261)                     (546,316)
Advances to Employees                                                                     39,152                        39,926
Investment in Canada/MR/Services/Holdings/PMC                                       (223,543,471)                  (62,270,151)
Due to/from Canada/MR Services/Holdings/PMC                                           64,138,105                  (137,821,548)
Due to/from other subsidiaries                                                       (11,198,616)                   27,826,545
Intercompany transfers/transactions                                                     (169,492)                     (236,696)
Intangible Assets - net                                                              117,449,416                   134,338,389
                                                                                     (53,178,519)                  (38,468,283)

                                                                              BOOK VALUE AT END OF        BOOK VALUE ON PETITION
                          LIABILITIES AND OWNER EQUITY                      CURRENT REPORTING MONTH                 DATE
Other Postpetition Liabilities

Postage Deposits                                                                       3,274,840                     3,465,355
Customer Deposits                                                                      2,082,428                     1,196,711
Accrued Expenses                                                                       5,908,247                     4,631,697
Accrued Benefits                                                                       1,691,781                     2,074,036
Accrued Copier                                                                           258,048                       287,729
PRG liability                                                                                                          170,164
Accrued Insurance                                                                        827,336                     1,041,341
Accrued Retention & Bonus                                                              3,061,043                     3,276,688
Restructuring Reserve                                                                          -                     3,560,649
Employee Flex spending/metlife/hyatt                                                      51,300                        47,777
Deferred Revenue                                                                       3,338,934                     3,987,642
Deferred Acquistion payable                                                                                           (186,355)
Accrued Tax Audits                                                                       480,285                             -
Unvouched Payables                                                                     1,035,723                     1,355,614
Accrued Professional Services                                                          1,724,433                             -


                                                                                      23,734,398                    24,909,048
Adjustments to Owner Equity





Post petition Contributions (Distributions) (Draws)






Restricted Cash: cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into separate account, such as an escrow account.